                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement                [_] Confidential, For Use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[_] Definitive Additional Materials                by Rule 14a-6(e)(2))
[_] Soliciting Material Under Rule 14a-12

                          Property Capital Trust, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                          Property Capital Trust, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5) Total fee paid:

--------------------------------------------------------------------------------
    [_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
    [_] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
    (1) Amount Previously paid:

--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3) Filing Party:

--------------------------------------------------------------------------------
    (4) Date Filed:

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

                          PROPERTY CAPITAL TRUST, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           MAY 25, 2000 AT 2:00 P.M.

Notice to:  Stockholders of PROPERTY CAPITAL TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Property Capital Trust, Inc. (the "Company") will be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts, on Thursday, May 25, 2000 at 2:00 p.m., for the following purposes:

     1. To elect one (1) Class II Director of the Company;

     2. To consider and act upon any other matter which may properly come before the Meeting or any adjournment or postponement thereof.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned, or to which the Meeting may be postponed.

     The Board of Directors has fixed the close of business on April 14, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND TO MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY PROXY MAY BE REVOKED BY DELIVERY OF A LATER DATED PROXY. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY VOTE IN PERSON BY NOTIFYING THE SECRETARY, EVEN IF THEY HAVE PREVIOUSLY DELIVERED A PROXY.

                                   By Order of the Board of Directors


                                   /s/ Robert L. Beal
                                   ___________________________________
                                   Robert L. Beal
                                   Secretary


Boston, Massachusetts
Dated:  April 28, 2000

                          PROPERTY CAPITAL TRUST, INC.
                                177 MILK STREET
                          BOSTON, MASSACHUSETTS 02109

                -----------------------------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON THURSDAY, MAY 25, 2000

                -----------------------------------------------

                                    GENERAL

       This Proxy Statement is furnished to the stockholders of Property Capital Trust, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders of the outstanding shares of the common stock, par value $.01 per share of the Company for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on May 25, 2000 at 2:00 p.m. Boston time, at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109 and at any adjournment or postponement thereof, for the purposes set forth herein.

       The Notice of Annual Meeting of Stockholders and the accompanying proxy are first being sent to stockholders on or about April 28, 2000.

       The shares represented by the enclosed proxy will be voted as specified therein if the proxy is properly executed and received prior to the Meeting and not properly revoked. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominee to the Board of Directors. In accordance with Securities and Exchange Commission (the "Commission") rules, boxes and instructions are provided on the enclosed proxy card for stockholders to mark if they wish either to vote "for" or to "withhold authority" to vote for the Company's nominee for director. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

       A stockholder of record may revoke a proxy by filing an instrument of revocation with Property Capital Trust, Inc., 177 Milk Street, Boston, Massachusetts 02109, Attention: Secretary, by filing a duly executed proxy bearing a later date or by appearing in person at the Meeting and withdrawing the proxy.

       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               VOTING AND QUORUM

       The Board of Directors has fixed the close of business on April 14, 2000, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the Record Date 479,226 shares of common stock were outstanding and entitled to vote at the Meeting and there were 415 stockholders of record.

       The holders of each share of common stock outstanding as of the close of business on the Record Date shall be entitled to notice of, and to vote at, the Meeting, or any adjournment or postponement thereof. Transferees after such date will not be entitled to vote at the Meeting. Each holder of common stock is entitled to one vote for each share held of record for each matter properly submitted at the Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions, votes withheld for the director nominee and "broker non-votes" (that is, shares represented at the meeting which are held by a broker or nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not have discretionary voting power) shall be treated as shares that are present and entitled to vote with respect to such matters for purposes of determining whether a quorum is present. With respect to the election of directors, such election shall be determined by a plurality of votes cast by stockholders and, thus, shares represented by a proxy that withholds authority to vote for the nominee and broker non-votes will have no effect of the outcome of voting for the election of directors.

                                 ANNUAL REPORT

       All holders of record are being sent herewith a copy of the Company's 1999 Annual Report, including financial statements for the fiscal year ended December 31, 1999. This report, however, is not part of the proxy soliciting material.

                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

       The Board of Directors of the Company consists of three members divided into three classes, with each class elected for a three-year term. One class of directors is elected by the Company's stockholders at each annual meeting. At the Meeting, one (1) Class II Director will be elected to serve until the 2003 annual meeting and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The Board of Directors has nominated Robert L. Beal for re-election as Class II Director. Mr. Beal has agreed to continue to serve as a director, if re-elected. If Mr. Beal shall become unavailable for any reason, all proxies will be voted for the election of such other person as the Board of Directors may recommend.

       Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates FOR the election of Mr. Beal to the Board of Directors.

       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF ROBERT L. BEAL AS CLASS II DIRECTOR OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

       The following table sets forth certain information regarding the directors of the Company, including the nominee for re-election at the Meeting as Class II Director, based on information furnished by them to the Company:

                                                  Director
                                         Age       Since
                                         ---      --------
Class I - Term Expires 2002
   Bruce A. Beal, Boston, MA              63        1998

Class II - Term Expires 2000
   Robert L. Beal /1/, Boston, MA         58        1998

Class III - Term Expires 2001
   Michael A. Manzo, Winchester, MA       54        1998

        The principal occupation and business experience during the last five
(5) years of each director and nominee for election as Class II Director is set forth below:

        Bruce A. Beal is a partner of The Beal Companies LLP, is Chairman of Beal & Company, Inc. and has served as a director and the President of the Company since its formation. He has been active in the field of real estate and with The Beal Companies since 1959. Mr. Beal has had extensive involvement in all phases of real estate development and financing, consulting, appraising and management. Mr. Beal is actively involved in directing the development and acquisition activities of The Beal Companies. In addition, Mr. Beal serves as a director of Americas Dredging Company, Tweedy Browne Global Funds and Tweedy Brown American Fund.

        Robert L. Beal is a partner of The Beal Companies LLP, is President of Beal & Company, Inc. and has served as a director and the Secretary of the Company since its formation. Prior to 1976, when he joined The Beal Companies, he was Vice president of The Beacon Companies, investment-builders. He joined The Beacon Companies in 1965 upon receiving an MBA from The Harvard School of Business Administration. Mr. Beal serves as a consultant to various private and publicly held corporations, foreign investors and lending institutions and is actively involved in developing and appraising real estate of all types.

        Michael A. Manzo is a partner of The Beal Companies LLP, is Senior Vice President of Beal & Company, Inc. and has served as a director and Treasurer of the Company since its formation. He provides supervision of new construction and rehabilitation, project and acquisition feasibility analysis and arranges mortgage placements for clients of The Beal Companies. Prior to joining The Beal Companies in 1975, Mr. Manzo was the Vice President for Commercial Operations with Spaulding and Slye Corporation, a national real estate firm based in Boston.

-------------
/1/ Nominee for re-election.

BOARD OF DIRECTORS MEETINGS

        The Board of Directors held no meetings during fiscal 1999. Any necessary board actions during fiscal 1999 were accomplished through consents in lieu of board meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

        Directors of the Company are nominated in accordance with the Company's By-laws, which provide the directors may be nominated (i) by a majority of the Board of Directors or (ii) by any holder of record of any shares of the stock of the Company entitled to vote at the annual meeting of stockholders who complies with the timing, informational and other requirements in the By-laws. Any stockholder who seeks to make such a nomination must be present in person at such Annual Meeting and must comply with the notice provisions set forth under "STOCKHOLDER PROPOSALS."

        The Company currently has no standing audit, compensation or nominating committee of the Board of Directors. Instead, the functions of such committees are carried out by the entire Board of Directors.

COMPENSATION OF DIRECTORS

        Directors of the Company currently do not receive any compensation.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

        The following table lists the name, age and position of each executive officer of the Company.

       Name                   Age             Position
------------------            ---       ----------------------
Bruce A. Beal                 63        President and Director

Robert L. Beal                58        Secretary and Director

Michael A. Manzo              54        Treasurer and Director

        The principal occupation and business experience during the last five
(5) years of each of the executive officers is shown under their descriptions as directors.

                       COMPENSATION OF EXECUTIVE OFFICERS

        Currently, the executive officers receive no compensation from the Company. In addition, the Company does not maintain a stock option plan, thus no options were granted in fiscal 1999. It is anticipated that the executive officers will continue not to receive any compensation until the real estate holdings of the Company are increased. If that happens, the Company will re-evaluate and, potentially, commence the compensation to its officers and directors.

SHAREHOLDER RETURN PERFORMANCE GRAPH

          Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's common stock, based on the market price of the Company's common stock, with the total return on companies within the NASDAQ Stock Market and NASDAQ Stocks (SIC 6790-6799 U.S. Companies) prepared by the Center for Research in Security Prices at The University of Chicago Graduate School of Business. The calculation of total cumulative return assumes a $100 investment in the Company's common stock, the NASDAQ Stock Market and the NASDAQ Stocks (SIC 6790-6799 U.S. Companies) on May 28, 1999. On May 28, 1999, the closing price for the Company's common stock was $0.25, and the closing price on December 31, 1999 was $0.5625.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

       [PERFORMANCE GRAPH FOR PROPERTY CAPITAL TRUST, INC. APPEARS HERE]


             PROPERTY CAPITAL      NASDAQ         NASDAQ STOCKS
DATE            TRUST, INC.     STOCK MARKET     (SIC 6790-6799)
----           -------------    ------------     ---------------
05/28/99          100.0            100.0              100.0
06/30/99          200.0            109.0              102.6
07/30/99          181.3            107.1               99.2
08/31/99          225.0            111.6               97.0
09/30/99          225.0            111.6               97.6
10/29/99          225.0            120.5              100.3
11/30/99          225.0            135.1              102.2
12/31/99          225.0            164.7              103.0

                             PRINCIPAL STOCKHOLDERS

          The following table sets forth certain information as of the Record Date regarding (i) the security holdings of each person, including any group of persons, known by the Company to be the beneficial owner of five percent (5%) or more of the outstanding common stock, (ii) the ownership interest in the common stock of each director of the Company, the nominee for director of the Company and each executive officer of the Company and (iii) the ownership interest of all directors and executive officers of the Company, as a group. Except as indicated in the notes following the table below, each person or group has sole voting and dispositive power with respect to all shares of common stock listed.

                                                                               AMOUNT AND
                                 NAME AND                                       NATURE OF
                                ADDRESS OF                                     BENEFICIAL                PERCENT OF
                             BENEFICIAL OWNER                                 OWNERSHIP(1)                CLASS(2)
                             ----------------                                ---------------              --------
Bruce A. Beal..............................................................  117,674  (3)(4)               24.56%
 c/o Property Capital Trust, Inc.
 177 Milk Street
 Boston, MA 02109
Robert L. Beal.............................................................  117,674  (5)(6)               24.56%
 c/o Property Capital Trust, Inc.
 177 Milk Street
 Boston, MA 02109
Michael A. Manzo...........................................................   11,880                        2.48%
 c/o Property Capital Trust, Inc.
 177 Milk Street
 Boston, MA 02109
All current directors and executive officers as a group (3 persons)........  129,554                       27.03%

                                                                               AMOUNT AND
                                 NAME AND                                       NATURE OF
                                ADDRESS OF                                     BENEFICIAL                PERCENT OF
                             BENEFICIAL OWNER                                 OWNERSHIP(1)                CLASS(2)
                             ----------------                                ---------------              --------
Other Principal Stockholders:
Molly Ann Special Limited Partnership......................................   83,167  (7)                  17.35%
 177 Milk Street
 Boston, MA 02109
DNB Corporation............................................................   51,543  (8)                  10.76%
 Arthur D. Altman
 101 Federal Street
 Boston, MA 02110
D.F.I. Limited Partnership.................................................   41,234  (9)                   8.60%
 177 Milk Street
 Boston, MA 02109
Eleanor M. Leventhal
 20 Drumlin Road
 Newton, MA 02459
John Leventhal
 c/o Yale University Department of Pediatrics
 333 Cedar Street
 New Haven, CT 06510
David M. Leventhal
 c/o Kohn Pedersen Fox Associates
 13 Langley Street
 London, ENGLAND
 WC2H9JG
Richard M. Leventhal
 c/o UCLA Department of Anthropology
 Haines Hall
 405 Hilgard Avenue
 Los Angeles, CA 90024
________________

(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed.

(2) Percentages are calculated on the basis of 479,226 shares of common stock outstanding as of April 14, 2000.

(3) Includes 83,167 shares of common stock deemed to be beneficially owned by Mr. Beal in his capacity as one of the two general partners of Molly Ann Special Limited Partnership. Mr. Beal has shared voting and shared dispositive power with respect to such shares. Pursuant to Rule 13d-4 of the Exchange Act, Mr. Beal disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(4)  Also includes (i) 3,195 shares directly and beneficially owned by Mr. Beal,
     (ii) 5,942 shares directly and beneficially owned by the Bruce A. Beal 1998 Revocable Trust, of which Mr. Beal is the trustee and the sole beneficiary,
     (iii) 3,564 shares directly and beneficially owned by the Robert L. Beal 1994 Revocable Trust, of which Mr. Beal is the trustee, (iv) 4,792 shares directly and beneficially owned by the Paul B. Beal Trust, of which Mr. Beal is the trustee, (v) 3,195 shares directly and beneficially owned by the Minna B. Oppenheim Trust, of which Bruce A. Beal is the trustee, and
     (vi) 13,819 shares directly and beneficially owned by the Margaret R. Beal Trust, of which Mr. Beal is the trustee. Mr. Beal has sole voting and sole dispositive power with respect to 25,001 shares and has shared voting and shared dispositve power with respect to 9,506 shares. Pursuant to Rule 13d-4 of the Exchange Act, Mr. Beal disclaims beneficial ownership of the shares listed in clauses (ii) through (vi) above except to the extent of his pecuniary interest therein.

(5) Includes 83,167 shares of common stock deemed to be beneficially owned by Mr. Beal in his capacity as one of the two general partners of Molly Ann Special Limited Partnership. Mr. Beal has shared voting and shared dispositive power with respect to such shares. Pursuant to Rule 13d-4 of the Exchange Act, Mr. Beal disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(6)  Also includes (i) 3,195 shares directly and beneficially owned by Mr. Beal,
     (ii) 5,942 shares directly and beneficially owned by the Bruce A. Beal 1998 Revocable Trust, of which Mr. Beal is the trustee, (iii) 3,564 shares directly and beneficially owned by the Robert L. Beal 1994 Revocable Trust, of which Mr. Beal is the trustee and the sole beneficiary, (iv) 4,792 shares directly and beneficially owned by the Paul B. Beal Trust, of which Mr. Beal is the trustee, (v) 3,195 shares directly and beneficially owned by the Minna B. Oppenheim Trust, of which Bruce A. Beal is the trustee, and
     (vi) 13,819 shares directly and beneficially owned by the Margaret R. Beal Trust, of which Mr. Beal is the trustee. Mr. Beal has sole voting and sole dispositive power with respect to 25,001 shares and has shared voting and dispositve power with respect to 9,506 shares. Pursuant to Rule 13d-4 of the Exchange Act, Mr. Beal disclaims beneficial ownership of the shares listed in clauses (ii) through (vi) above except to the extent of his pecuniary interest therein.

(7) The above information is based on copies of a statement on Schedule 13D filed with the Commission on June 8, 1999, which indicates that Molly Ann Special Limited Partnership has sole voting and sole dispositive power with respect to all 83,167 shares. Bruce A. Beal and Robert L. Beal are the general partners of Molly Ann Special Limited Partnership, and share voting and dispositive power with respect to such shares. Messrs. Beal disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interests therein.

(8) The above information is based on copies of a statement on Schedule 13D filed with the Commission on June 14, 1999, which indicates that DNB Corporation and Arthur D. Altman, who owns approximately 80% of the issued and outstanding shares of DNB Corporation and is the president, the treasurer and a director of DNB Corporation, have sole voting and sole dispositive power with respect to all 51,543 shares. For purposes of the reporting requirements of the Exchange Act, Mr. Altman may be deemed to be a beneficial owner of such shares, however, pursuant to Rule 13d-4 of the Exchange Act, Mr. Altman disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(9) The above information is based on copies of a statement on Schedule 13D filed with the Commission on July 15, 1999, which indicates that D.F.I. Limited Partnership has sole voting and sole dispositve power with respect to all 41,234 shares. In addition, Eleanor M. Leventhal, John Leventhal, David M. Leventhal and Richard M. Leventhal, each general partners of D.F.I. Limited Partnership, have shared voting and shared dispositive power with respect to all 41,234 shares. Pursuant to Rule 13d-4 of the Exchange Act, each of the general partners disclaims beneficial ownership of the shares except to the extent of his or her respective pecuniary interest therein.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of common stock, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Section 16(a) reports were required for those persons, the Company believes that during fiscal 1999, no officer, director or person who owns more than 10% of the Company's common stock failed to file on a timely basis such reports.

                             CERTAIN RELATIONSHIPS

  In May 1999, Property Capital Trust Limited Partnership ("PCT LP"), a Massachusetts limited partnership of which the Company is the sole general partner, entered into a management agreement with Beal & Company, Inc. Pursuant to the terms of this management agreement, PCT LP pays Beal & Company, Inc. a management fee equal to three percent of gross receipts. Except for expenses specifically excluded, such as sales taxes, real estate tax refunds and advertising charges paid by the tenant, gross receipts includes any payments actually received from the tenant in connection with its use or occupation of the property, including common area maintenance charges and reimbursement charges. Messrs. Beal and Manzo are each officers of Beal & Company, Inc. During fiscal 1999, PCT LP paid Beal & Company, Inc. $10,710 for services rendered pursuant to this management agreement.

  During fiscal 1999, PCT LP also reimbursed Beal & Company, Inc. for certain expenses associated with conducting the day-to-day activities of PCT Inc. LP. These expenses totaled $18,143.

  Messrs. Beal and The Beal Companies LLP, of which Messrs. Beal and Mr. Manzo are partners, funded $561,352 of costs related to the transactions pursuant to which the Company acquired Property Capital Trust, a Massachusetts business trust. On May 27, 1999, PCT LP executed unsecured, demand promissory notes, with interest accruing at the prime rate on the outstanding balance. On July 6, 1999, payments totaling $250,352 representing principal and accrued interest were made by PCT LP to Messrs. Beal and The Beal Companies LLP. Interest expense relating to these notes was $17,611 for the year ended December 31, 1999.

                            SOLICITATION OF PROXIES

  The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company's regular employees may also solicit proxies personally or by telephone. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of common stock held of record by them. Such custodians will be reimbursed for their expenses.

                              INDEPENDENT AUDITORS

  The Company has selected Arthur Andersen LLP ("Arthur Andersen") as the independent auditors for the Company for the fiscal year ending December 31, 2000. Arthur Andersen has served as the Company's independent auditors since 1998. A representative of Arthur Andersen will be present at the Meeting, will be given the opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be considered at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 2001 annual meeting of stockholders must be received by the Company on or before December 29, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposals should be mailed to: Secretary, Property Capital Trust, Inc., 177 Milk Street, Boston, Massachusetts 02109.

  A record stockholder who wishes to present a proposal at the next annual meeting of stockholders, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Company's By-laws, to the Company at its principal executive office not less than 75 days nor more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the anniversary date or more than 60 days after the anniversary date, notice must be so delivered not later than (i) the 15th day after public disclosure of the date of such meeting or (ii) the 75th day prior to such scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to Commission rules governing the exercise of this authority. Any such proposal should be mailed to: Secretary, Property Capital Trust, Inc., 177 Milk Street, Boston, Massachusetts 02109.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

----------------------------------     1. To elect Robert L. Beal as the Class
   PROPERTY CAPITAL TRUST, INC.           II director to hold office until the
----------------------------------        2003 Annual Meeting of Stockholders
                                          and until a successor is duly
                                          elected and qualified

                                                                For     With-
                                                               Nominee   hold
                                          (01) Robert L. Beal    [_]     [_]

CONTROL NUMBER:
RECORD DATE SHARES:

                                       2. To consider and act upon any matter
                                          which may properly come before the
                                          Annual Meeting or any adjournments or
                                          postponements thereof.

Please be sure to sign and date
this Proxy.        ------------------------------   Mark box at right if an
                   Date                             address change or comment
-------------------------------------------------   has been noted on the
                                                    reverse side of this
                                                    card.                  [_]
---Stockholder sign here----Co-owner sign here---

                         PROPERTY CAPITAL TRUST, INC.

                PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                         PROPERTY CAPITAL TRUST, INC.
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE
                         REVOKED PRIOR TO ITS EXERCISE

The undersigned hereby appoints Bruce A. Beal and Michael A. Manzo and each of them acting separately, proxies each with the full power of substitution for and in the name of the undersigned at the Annual Meeting of Stockholders of Property Capital Trust, Inc. to be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts on Thursday, May 25, 2000 and at any and all adjournments and postponements thereof, to vote all shares of the capital stock of Property Capital Trust, Inc. held of record by the undersigned on April 14, 2000, as if the undersigned were present and voting shares. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 1999 Annual Report to Stockholders.

The shares represented by this Proxy, when properly executed, will be voted in the manner directed. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

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  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.
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Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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